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                                                                    Exhibit 99.6

                               Equitable Utilities
                        Operational and Financial Report
               All Quarters for the year ending December 31, 1999
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
                                                          Mar 31         Jun 30        Sept 30          Dec 31           YTD
                                                       ----------     ---------      -----------      ----------     ----------
                OPERATIONAL DATA
Heating degree days
 (normal: M-3,016, J-712, S-120, D-2,120, Y-5,968)         2,914            562            113           1,896          5,485

Residential sales and transportation volume (MMcf)        12,466          3,409          1,711           7,845         25,431
Commercial and industrial volume (MMcf)                    8,746          3,604          2,782           7,077         22,209
                                                       ----------     ----------     ----------      ----------     ----------
     Total throughput (MMcf) - Distribution               21,212          7,013          4,493          14,922         47,640
Total throughput (MMbtu) - Pipeline                       20,444         19,227         18,279          18,777         76,727
Total throughput (MMbtu) - Marketing                      92,761         31,231         32,875          31,266        188,133


Operating Expenses/Net Revenues (%)                        43.87%         84.47%         98.19%          56.62%         64.62%

Earnings Before Interest and Taxes (000's)
     Distribution                                       $ 34,721       $  1,850       $ (2,121)       $ 20,254       $ 54,704
     Pipeline                                           $  8,295       $  5,056       $  2,803        $  6,200       $ 22,354
     Marketing                                          $  2,238       $  1,336       $    (87)       $     96       $  3,583

Net Revenues - Distribution (000's)
     Residential                                        $ 40,690       $ 16,961       $ 12,255        $ 28,566       $ 98,472
     Commercial & Industrial                            $ 17,542       $  6,620       $  4,653        $ 12,239       $ 41,054

O&M and SG&A (excluding other taxes)/Customer -
   Distribution                                         $  75.93       $  66.39       $  53.79        $  59.17       $ 254.85

Net Revenue/Mmbtu - Marketing                           $ 0.0431       $ 0.0909       $ 0.0411        $ 0.0470       $ 0.0513

Capital expenditures (000's)                            $  5,383       $  4,728       $  6,378        $ 27,490       $ 43,979


           FINANCIAL DATA (Thousands)
Utility Revenues                                        $141,029       $ 52,004       $ 40,528        $ 91,308       $324,869
Marketing Revenues                                       217,695         74,687         90,838         103,785        487,005
                                                       ----------     ----------     ----------      ----------     ----------
     Total Revenues                                      358,724        126,691        131,366         195,093        811,874

Purchased Natural Gas Costs                              278,105         73,641         98,337         133,891        583,974
                                                       ----------     ----------     ----------      ----------     ----------
     Net Revenues                                         80,619         53,050         33,029          61,202        227,900

Operating and maintenance expense                         14,032         16,640         13,786          13,386         57,844
Selling, general and administrative expense               15,180         13,409         11,395          13,835         53,819
Depreciation, depletion and amortization                   6,152         14,761          7,252           7,431         35,596
                                                       ----------     ----------     ----------      ----------     ----------
     Total Expenses                                       35,364         44,810         32,433          34,652        147,259
                                                       ----------     ----------     ----------      ----------     ----------

Earnings from continuing operations,
   before interest and taxes                            $ 45,255       $  8,240       $    596        $ 26,550       $ 80,641
                                                       ==========     ==========     ==========      ==========     ==========
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